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                                                                   EXHIBIT 10.07



                             SECOND AMENDMENT TO THE
                             COMSHARE, INCORPORATED
                          DIRECTORS' STOCK OPTION PLAN


         Pursuant to approval of the Board of Directors on February 16, 2001, the Comshare Incorporated Directors' Stock Option Plan (the "Plan") is hereby amended, effective February 16, 2001, by the addition of a new Section 4.2 to read as follows:

                  4.2. Change in Control Acceleration. The portion of any outstanding option (including any option that has not been outstanding for twelve (12) months) that has not expired or been exercised, terminated, canceled, forfeited or surrendered shall become exercisable in full in the event of a Change in Control. For this purpose, Change in Control shall be defined as the occurrence of any of the following events:

                           (a) the election of a Board of Directors of the
                  Company, a majority of the members of which were nominees of a person (including an individual, a corporation, partnership, joint venture, trust or other entity) or a group of persons acting together (other than persons who were members of the Board of Directors or officers of the Company as of August 14, 1998 or a tax-qualified retirement plan approved by the Board of Directors of the Company (including at least a majority of the Incumbent Directors ("Exempted Persons")), following the acquisition by such person, group of persons or plan of ownership (directly or indirectly, beneficially or of record) of twenty-five (25%) percent, or more, of the outstanding Common Stock of the Company;

                           (b) the acquisition of ownership by a person or group
                  of persons described in subparagraph (a) above (other than Exempted Persons) of fifty-one (51%) percent, or more of the outstanding Common Stock of the Company;

                           (c) a sale of all or substantially all of the assets
                  of the Company to any entity not controlled by persons who were members of the Board of Directors or officers of the Company as of August 14, 1998 or by any tax-qualified retirement plan for the benefit of employees of the Company; or


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                           (d) a merger, consolidation or other similar
                  transaction between the Company and another entity if a majority of the members of the Board of Directors of the surviving company are not Continuing Members.

                  The term "Incumbent Directors" means members of the Board of Directors of the Company as of August 14, 1998 or new directors whose election by the Board of Directors, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors in office at the time of such election or nomination, who either were directors as of August 14, 1998, or whose election or nomination was previously approved as provided above. In the event that a majority of the Incumbent Directors do not approve the tax-qualified retirement plan or there are no Incumbent Directors, the tax-qualified retirement plan shall not be an Exempted Person. The term "Continuing Directors" means persons (A) who are members of the Board of Directors immediately before the change in control and (B) who also were members of the Board of Directors of the Company as of August 14, 1998 or are new directors whose election by the Board of Directors, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors in office at the time of such election or nomination who either were directors as of August 14, 1998 or whose election or nomination for election was previously approved as provided above.


         THIS SECOND AMENDMENT to the Comshare, Incorporated Directors' Stock Option Plan is hereby executed as of February 16, 2001.



                                      COMSHARE, INCORPORATED




                                   By: /s/ Brian Jarzynski
                                      --------------------
                                      Brian Jarzynski
                                      Vice President and Chief Financial Officer

















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